SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 2002

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                         A.I. RECEIVABLES TRANSFER CORP.
                         -------------------------------
                           (EXACT NAME OF REGISTRANT)


        DELAWARE                     333-57236                    22-3674608
------------------------        ---------------------           -------------
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                                IDENTIFICATION
                                                                    NUMBER)


                                160 WATER STREET
                             NEW YORK, NY 10038-4922
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (212) 428-5400
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)   Exhibit.
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   Exhibit 99.1  --     Noteholder Report for AIG Credit Premium Finance
                        Master Trust dated September 16, 2002.














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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                             A.I. Receivables Transfer Corp.

Date: September 16, 2002                     By: /s/ Jeffrey Lesnoy
                                                 -----------------------------
                                                 Jeffrey Lesnoy
                                                 Authorized Signatory
















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
                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------

   99.1       --        Noteholder Report for AIG Credit Premium Finance
                        Master Trust dated September 16, 2002.















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